Comparison of change in value of $10,000 investment in Dreyfus Variable Investment Fund, Appreciation Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                               Dreyfus Variable             Dreyfus Variable
                              Investment Fund,              Investment Fund,
                                Appreciation                  Appreciation              Standard & Poor's 500
        PERIOD                    Portfolio                    Portfolio                   Composite Stock
                              (Initial shares)              (Service shares)                Price Index *

        4/5/93                     10,000                        10,000                        10,000
       12/31/93                    10,674                        10,674                        10,545
       12/31/94                    10,998                        10,998                        10,683
       12/31/95                    14,685                        14,685                        14,693
       12/31/96                    18,438                        18,438                        18,064
       12/31/97                    23,609                        23,609                        24,089
       12/31/98                    30,743                        30,743                        30,978
       12/31/99                    34,265                        34,265                        37,493
       12/31/00                    34,042                        34,042                        34,081
       12/31/01                    30,873                        30,765                        30,036

 * Source: Lipper Inc.



Comparison  of  change  in value  of  $10,000  investment  in  Dreyfus  Variable
Investment Fund,  Balanced  Portfolio Initial shares and Service shares with the
Standard  &  Poor's  500  Composite  Stock  Price  Index,  the  Lehman  Brothers
Intermediate Government/Credit Bond Index and a Hybrid Index

EXHIBIT A:

                               Dreyfus              Dreyfus
                               Variable             Variable            Standard &             Lehman
                              Investment           Investment           Poor's 500            Brothers
                                Fund,                Fund,               Composite          Intermediate
                              Balanced             Balanced                Stock            Government/
          PERIOD              Portfolio            Portfolio               Price            Credit Bond            Hybrid
                          (Initial shares)     (Service shares)           Index *             Index *             Index *

          5/1/97               10,000               10,000                10,000               10,000              10,000
         12/31/97              11,847               11,847                12,255               10,674              11,623
         12/31/98              14,494               14,494                15,760               11,575              14,009
         12/31/99              15,673               15,673                19,074               11,620              15,799
         12/31/00              15,206               15,206                17,338               12,796              15,576
         12/31/01              13,819               13,791                15,280               13,941              15,024

* Source: Lipper Inc.



Comparison  of  change  in value  of  $10,000  investment  in  Dreyfus  Variable
Investment Fund, Disciplined Stock Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                                Dreyfus Variable                   Dreyfus Variable
                                Investment Fund,                   Investment Fund,
                                   Disciplined                        Disciplined                    Standard & Poor's 500
         PERIOD                  Stock Portfolio                    Stock Portfolio                     Composite Stock
                                (Initial shares)                   (Service shares)                      Price Index *

         5/1/96                      10,000                             10,000                              10,000
        12/31/96                     11,886                             11,886                              11,499
        12/31/97                     15,632                             15,632                              15,334
        12/31/98                     19,809                             19,809                              19,719
        12/31/99                     23,463                             23,463                              23,866
        12/31/00                     21,318                             21,318                              21,695
        12/31/01                     18,489                             18,449                              19,118

  * Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Variable
Investment Fund, Growth and Income Portfolio Initial shares and Service shares and the Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:


                              Dreyfus Variable                  Dreyfus Variable
                              Investment Fund,                 Investment Fund,
                                 Growth and                       Growth and                     Standard & Poor's 500
                              Income Portfolio                  Income Portfolio                    Composite Stock
       PERIOD                 (Initial shares)                 (Service shares)                      Price Index *

       5/2/94                      10,000                           10,000                               10,000
      12/31/94                     9,878                             9,878                               10,397
      12/31/95                     15,992                           15,992                               14,299
      12/31/96                     19,311                           19,311                               17,581
      12/31/97                     22,442                           22,442                               23,444
      12/31/98                     25,093                           25,093                               30,149
      12/31/99                     29,329                           29,329                               36,489
      12/31/00                     28,220                           28,220                               33,168
      12/31/01                     26,571                           26,489                               29,228


* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Variable
Investment Fund, International Equity Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far
East Index

EXHIBIT A:
                                   Dreyfus Variable                    Dreyfus Variable
                                   Investment Fund,                     Investment Fund,                 Morgan Stanley
                                     International                       International                Capital International
        PERIOD                     Equity Portfolio                     Equity Portfolio              Europe, Australasia,
                                   (Initial shares)                     (Service shares)                Far East Index *

        5/2/94                          10,000                               10,000                          10,000
       12/31/94                          9,800                               9,800                            9,990
       12/31/95                         10,524                               10,524                          11,110
       12/31/96                         11,746                               11,746                          11,782
       12/31/97                         12,875                               12,875                          11,992
       12/31/98                         13,452                               13,452                          14,390
       12/31/99                         21,492                               21,492                          18,270
       12/31/00                         17,967                               17,967                          15,681
       12/31/01                         12,724                               12,694                          12,318


* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Variable
Investment Fund, International Value Portfolio Initial shares and Service shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index

EXHIBIT A:

                                Dreyfus Variable               Dreyfus Variable                    Capital
                                Investment Fund,               Investment Fund,                 International
                                 International                  International                      Europe,
        PERIOD                  Value Portfolio                Value Portfolio                   Australasia,
                               (Initial shares)               (Service shares)                 Far East Index *

        5/1/96                      10,000                         10,000                           10,000
       12/31/96                     10,341                         10,341                           10,016
       12/31/97                     11,241                         11,241                           10,194
       12/31/98                     12,224                         12,224                           12,233
       12/31/99                     15,624                         15,624                           15,531
       12/31/00                     15,048                         15,048                           13,330
       12/31/01                     13,059                         13,081                           10,472

* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Variable
Investment Fund, Limited Term High Income Portfolio Initial shares and Service shares with the Merrill Lynch High Yield Master II Index and a Customized
Limited Term High Yield Index

EXHIBIT A:
                            Dreyfus Variable                Dreyfus Variable
                             Investment Fund,               Investment Fund,
                              Limited Term                    Limited Term              Merrill Lynch         Customized
                               High Income                    High Income                High Yield          Limited Term
       PERIOD                   Portfolio                      Portfolio                  Master II           High Yield
                            (Initial shares)                (Service shares)               Index *             Index **

      4/30/97                    10,000                          10,000                    10,000               10,000
      12/31/97                   10,962                          10,962                    11,084               10,799
      12/31/98                   10,994                          10,994                    11,411               11,303
      12/31/99                   10,825                          10,825                    11,697               11,894
      12/31/00                    9,930                          9,930                     11,098               11,763
      12/31/01                    9,642                          9,637                     11,596               13,073

* Source: Lipper Inc.




Comparison  of  change  in value  of  $10,000  investment  in  Dreyfus  Variable
Investment Fund, Quality Bond Portfolio Initial shares and Service shares and the Lehman Brothers Aggregate Bond Index

EXHIBIT A:

                                 Dreyfus Variable                Dreyfus Variable
                                 Investment Fund,               Investment Fund,                   Lehman Brothers
                                   Quality Bond                   Quality Bond                       Aggregate
         PERIOD                     Portfolio                       Portfolio                       Bond Index *
                                 (Initial shares)               (Service shares)

        12/31/91                      10,000                         10,000                            10,000
        12/31/92                      11,208                         11,208                            10,740
        12/31/93                      12,927                         12,927                            11,787
        12/31/94                      12,334                         12,334                            11,443
        12/31/95                      14,853                         14,853                            13,556
        12/31/96                      15,317                         15,317                            14,049
        12/31/97                      16,759                         16,759                            15,404
        12/31/98                      17,679                         17,679                            16,743
        12/31/99                      17,710                         17,710                            16,606
        12/31/00                      19,693                         19,693                            18,537
        12/31/01                      21,011                         20,949                            20,103


  * Source: Lipper Inc.




Comparison  of  change  in value  of  $10,000  investment  in  Dreyfus  Variable
Investment Fund,  Small Cap Portfolio  Initial shares and Service shares and the
Russell 2000 Index

EXHIBIT A:
                               Dreyfus Variable              Dreyfus Variable
                               Investment Fund,              Investment Fund,
          PERIOD              Small Cap Portfolio          Small Cap Portfolio              Russell 2000
                               (Initial shares)              (Service shares)                 Index *

         12/31/91                   10,000                        10,000                      10,000
         12/31/92                   17,128                        17,128                      11,841
         12/31/93                   28,829                        28,829                      14,077
         12/31/94                   31,063                        31,063                      13,820
         12/31/95                   40,190                        40,190                      17,752
         12/31/96                   46,859                        46,859                      20,680
         12/31/97                   54,706                        54,706                      25,304
         12/31/98                   52,824                        52,824                      24,658
         12/31/99                   65,052                        65,052                      29,901
         12/31/00                   73,708                        73,708                      28,998
         12/31/01                   69,200                        68,940                      29,719

   * Source: Lipper Inc.




Comparison  of  change  in value  of  $10,000  investment  in  Dreyfus  Variable
Investment Fund, Small Company Stock Portfolio Initial shares and Service shares and the Russell 2500 Index

EXHIBIT A:
                                  Dreyfus Variable                  Dreyfus Variable
                                  Investment Fund,                  Investment Fund,
                                    Small Company                     Small Company
                                   Stock Portfolio                   Stock Portfolio               Russell 2500
         PERIOD                   (Initial shares)                  (Service shares)                 Index *

         5/1/96                        10,000                            10,000                       10,000
        12/31/96                       10,873                            10,873                       10,748
        12/31/97                       13,240                            13,240                       13,366
        12/31/98                       12,449                            12,449                       13,417
        12/31/99                       13,769                            13,769                       16,656
        12/31/00                       14,943                            14,943                       17,367
        12/31/01                       14,714                            14,665                       17,579


* Source: Lipper Inc.




Comparison of change in value of $10,000 investment in Dreyfus Variable
Investment Fund, Special Value Portfolio Initial shares and Service shares and the Russell 1000 Value Index

EXHIBIT A:
                                 Dreyfus Variable                  Dreyfus Variable
                                Investment Fund,                  Investment Fund,
                                  Special Value                     Special Value                    Russell 1000
        PERIOD                      Portfolio                         Portfolio                      Value Index *
                                (Initial shares)                  (Service shares)

       12/31/91                      10,000                            10,000                           10,000
       12/31/92                      10,107                            10,107                           11,358
       12/31/93                      13,007                            13,007                           13,410
       12/31/94                      12,804                            12,804                           13,145
       12/31/95                      12,771                            12,771                           18,187
       12/31/96                      12,309                            12,309                           22,123
       12/31/97                      15,157                            15,157                           29,906
       12/31/98                      17,536                            17,536                           34,580
       12/31/99                      18,811                            18,811                           37,122
       12/31/00                      19,882                            19,882                           39,724
       12/31/01                      18,297                            18,258                           37,507


 * Source: Lipper Inc.
